UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2020 (January 1, 2020)

TWO RIVER BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	000-51889	20-3700861
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

766 Shrewsbury Avenue, Tinton Falls, New Jersey 07724

(Address of principal executive offices, including zip code)

(732) 389-8722

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRCB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 1, 2020, OceanFirst Financial Corp., a Delaware corporation (“OceanFirst”), completed its previously announced acquisition of Two River Bancorp, a New Jersey corporation (“Two River”), pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 2019 (the “Merger Agreement”), by and among OceanFirst, Hammerhead Merger Sub Corp., a wholly-owned subsidiary of OceanFirst (“Merger Sub”), and Two River. In accordance with the terms of the Merger Agreement, effective as of January 1, 2020, (i) Merger Sub merged with and into Two River (the “First-Step Merger”), with Two River as the surviving corporation in the First-Step Merger (in such capacity, the “First Surviving Company”), (ii) immediately following the completion of the First-Step Merger, Two River merged with and into OceanFirst (the “Second-Step Merger” and, together with the First-Step Merger, the “Integrated Mergers”), with OceanFirst as the surviving corporation in the Second-Step Merger and (iii) immediately following the completion of the Integrated Mergers, Two River Community Bank, a New Jersey chartered non-member bank and a wholly-owned subsidiary of Two River, merged with and into OceanFirst Bank, National Association (“OceanFirst Bank”) with OceanFirst Bank as the surviving bank (the “Bank Merger” and, together with the Integrated Mergers, the “Transactions”). At the effective time of the First-Step Merger (the “Effective Time”), the former Two River shareholders became entitled to receive $5.375 in cash without interest and 0.6663 shares of OceanFirst common stock, with cash in lieu of fractional shares (collectively, the “Merger Consideration”), for each outstanding share of Two River common stock.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Two River Bancorp’s Current Report on Form 8-K filed on August 13, 2019 and is incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, on January 2, 2020, The Nasdaq Stock Market LLC (“Nasdaq”) will file a notification of removal from listing of Two River common stock, which traded under the symbol “TRCB,” on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”). Two River common stock ceased trading on Nasdaq on December 31, 2019.

OceanFirst (as successor to Two River by operation of law) intends file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to request the deregistration of the Two River common stock under Section 12(g) of the Exchange Act and the suspension of Two River’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders

As a result of the First-Step Merger, each issued and outstanding share of Two River common stock was cancelled, and each holder of Two River common stock ceased to have any rights as a shareholder of Two River other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Immediately prior to the Effective Time, Two River’s directors and executive officers ceased serving in such capacities as a result of the First-Step Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, as of the Effective Time, the Certificate of Incorporation and Bylaws of Two River, as the First Surviving Company, were amended and restated to conform to the Certificate of Incorporation and Bylaws of Merger Sub, except that the name of the First Surviving Company remained “Two River Bancorp.” As of the effective time of the Second-Step Merger, the Certificate of Incorporation and the Bylaws of Two River ceased to be in effect by operation of law and the organizational documents of OceanFirst (as successor to Two River by operation of law) remained the organizational documents of OceanFirst, as the surviving corporation in the Second-Step Merger, in accordance with the terms of the Merger Agreement. The Certificate of Incorporation and Bylaws of OceanFirst, which were previously filed as indicated below, are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of August 9, 2019, by and among OceanFirst Financial Corp., Hammerhead Merger Sub Corp. and Two River Bancorp (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Two River Bancorp on August 13, 2019) †

3.1

Certificate of Incorporation of OceanFirst Financial Corp. (incorporated by reference from Exhibit 3.1 of OceanFirst’s registration statement on Form S-1, File No. 033-80123, effective May 13, 1996, as amended) (P)

3.2

Certificate of Amendment of the Certificate of Incorporation of OceanFirst Financial Corp. (incorporated by reference from Exhibit 3.1A of OceanFirst’s Current Report on Form 8-K, filed on June 4, 2018)

3.3	Amended and Restated Bylaws of OceanFirst Financial Corp. (incorporated by reference to Exhibit 3.2 of OceanFirst’s Current Report on Form 8-K, filed on April 26, 2019)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OceanFirst Financial Corp. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OceanFirst Financial Corp. (as successor-in-interest to Two River Bancorp)

/s/ Steven J. Tsimbinos
Name:	Steven J. Tsimbinos
Title:	Executive Vice President, General Counsel & Corporate Secretary

Dated: January 2, 2020